SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, D.C.

                                    FORM 8-K

                                 CURRENT REPORT


                      Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934


                                 March 25, 2008
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)


                             American TonerServ Corp.
               ----------------------------------------------------
               Exact name of Registrant as Specified in its Charter


         Delaware                 333-120688             33-0686105
---------------------------   -----------------  ---------------------------
State or Other Jurisdiction    Commission File   IRS Employer Identification
     of Incorporation              Number                  Number


       420 Aviation Boulevard, Suite 103, Santa Rosa, California 95403
       ---------------------------------------------------------------
         Address of Principal Executive Offices, Including Zip Code


                                (800) 736-3515
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On March 25, 2008, American TonerServ Corp. (the "Company") entered into a financial advisory agreement with Merriman Curhan Ford & Company ("MCF") pursuant to which MCF will act as exclusive financial advisor to the Company and provide investment banking services including representing the Company in its efforts to obtain financing on an exclusive basis. Pursuant to the terms of the agreement, the Company issued 1,965,265 shares of the Company's common stock valued at $500,000. Half of the shares will be issued directly to MCF and the remaining shares will be placed into escrow until $5,000,000 of capital is received by the Company from the sale of its securities to investors introduced to the Company by MCF or from other investors during the time period while MCF is acting as the Company's financial advisor under this agreement. MCF will also be entitled to receive certain additional fees upon completion of a sale of its securities to investors introduced to the Company by MCF or from other investors during the time period while MCF is acting as the Company's financial advisor, and certain other fees in the event that an alternative transaction is completed. The Company will also reimburse MCF for certain out of pocket expenses, including legal expenses incurred by MCF for services provided by outside counsel.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

     During the period from January 1, 2008 through March 25, 2008, the Company entered into binding agreements to issue 24.5 units, each unit consisting of 200,000 shares of common stock and 200,000 redeemable warrants at a purchase price of $50,000 per unit (the "Stock Units") to 12 accredited investors in a private offering. The Company received a total of $1,225,000 for the sale of 24.5 Stock Units. Each redeemable warrant is exercisable to purchase the Company's common stock at $0.30 per share.

     In connection with the sale of the Stock Units, the Company relied upon the exemptions provided by Section 4(2) of the Securities Act of 1933 (the "Act"), and Rule 506 under the Act. The securities were sold to persons who the Company reasonably believes are "Accredited Investors," as defined under the Act, who had access to complete information concerning the Company. Each investor was given a private placement memorandum that provided detailed information about the Company and the securities to be issued, and investors were given an opportunity to ask questions of management. No advertising or other general solicitation was used in connection with the offering. The investors signed subscription documents representing that they were acquiring the securities for investment purposes only. A Form D has been filed with the SEC in connection with the offerings. A restrictive legend will be placed on the certificates representing the securities issued.

     As described in Item 1.01 of this report, on March 25, 2008, the Company agreed to issue to MCF an aggregate of up to 1,965,265 shares of its common stock. In connection with this sale, the Company relied upon the exemptions provided by Section 4(2) of the Act. MCF is an Accredited Investor who had access to complete information concerning the company. A restrictive legend will be placed on the certificates representing the securities issued.



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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   AMERICAN TONERSERV CORP.



Dated: March 31, 2008              By: /s/ Daniel J. Brinker
                                       Daniel J. Brinker, President











































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